(English Translation)

Exhibit 10.11

Material Purchase Contract of Zhongzheng Building

Party A: (Buyer) Beijing PKU Chinafront Technology CO., LTD.

Party B: (Seller) Huapeng (Group) Co., Ltd.

Upon amicable consultation, Party A and Party B enter into the following Contract with regard to the construction project of Zhongzheng Building based on the principle of good faith cooperation.

1.	The Parties agree that Party B shall provide Party A with the following products (See the Schedule of the Contract for details.).

2.	Quality Standard: Produced according to the industry standard JB/T10216-2000 and the requirements in the bid document.

3.	Requirements: Plastic jetting color will be silver gray.

4. Date, Place and Method of Delivery

Delivery date

Delivery date of the first installment of the goods: Party B shall provide Party A with the first installment of goods before January 5, 2005 (included). See Annex 1 of the Contract for concrete names, specifications and quantity of the goods.

Delivery date of the second installment of the goods: Party B shall provide Party A with the second installment of goods before January 10, 2005 (included). See Annex 1 of the Contract for concrete names, specifications and quantity of the goods.

Delivery date of the third installment of the goods: Party B shall provide Party A with the third installment of goods before January 15, 2005 (included). See Annex 2 of the Contract for concrete names, specifications and quantity of the goods.

Delivery method: Party B shall deliver the goods in installments according to the progress of the project as required by Party A after the execution of the Contract.

Place of delivery: Building site of Zhongzheng Building

Price: RMB 996, 980.00

Method of Payment

Method of payment of the contract price: The contract price will be calculated in RMB.

After the execution of the Contract, Party A shall pay Party B 20% of the total price of the Contract RMB 199,369.00 as the advance payment of equipments before January 4, 2005 (included); pay 60% of the total price of the Contract RMB 598,188.00 within seven working days after the arrival of all the equipments at the site and passing of the acceptance check jointly conducted by Party A and the project supervision party; pay 15% of the total price of the Contract RMB 149,547.00 within seven working days after completing the installation of bridge supports and passing the acceptance check of the separate project; and pay the remaining 5% of the total price RMB 49,849.00 upon expiration of Party B’s free guarantee period of twelve months.

Liability for Breach of Contract

If Party B fails to deliver the goods on time within the delivery term as required by the Contract, it shall pay Party A the liquidated damages at 5‰ of the total price of the equipments that shall be delivered for each delayed day. Amount of the liquidated damages shall not exceed 5% of the total invoice price of the delayed goods.

If Party A fails to make the payment within the time limit as required by the Contract, it shall pay Party A the liquidated damages at 5‰ of the amount payable at that time for each delayed day up to 5% of the total amount payable at that time.

Guarantee Period

Party B’s free guarantee period is twelve months after the delivery of the entire equipments.

Dispute Settlement

Any dispute arising during the performance the Contract shall be settled through consultation between the Parties based on the attitude of amicable cooperation. If the dispute may not be settled through consultation, either Party may bring an action before People’s Court of Haidian District.

Execution

This Contract (including its annexes) is made in four originals with equal legal effect, and each Party holds two. This Contract will take effect after sign and stamped by the Parties and remain valid within two years from the date of conclusion.

The annexes of the Contract have equal legal effect with the Contract.

Annexes

1. Schedule of the Contract

2. Annex 1 of the Contract

3. Annex 2 of the Contract

4. Annex 3 of the Contract

Miscellaneous

Matters not covered herein shall be settled by the Parties through consultation.

Party A: Beijing PKU Chinafront Technology CO., LTD.
Representative of Party A: Zhang Zongping
Seal of Party A:
Date: December 28, 2004
Address: Room 717, Block B, Yinwang Center, 113 Zhichun Road, Haidian District, Beijing City
Telephone: 82671299
Fax: 62637657

Party B: Huapeng (Group) Co., Ltd.
Representative of Party B:
Seal of Party B:
Date: December 28, 2004
Address:
Telephone: 13901123218
Fax: 0511-8410008

Schedule of the Contract

Name of the Project: Zhongzheng Building	Unit: Yuan

Sequence Number	Name	Specification	Unit	Quantity	Unit Price	Amount	Remarks
1	Plastic Jetting Bridge Support	300*200	M	2700	138	372600
2	Plastic Jetting Bridge Support	(200+100)*100	M	2800	103	288400	With clapboard
3	Plastic Jetting Bridge Support	(250+50)*100	M	1200	103	123600
4	Plastic Jetting Bridge Support	200*100	M	600	69	41400
5	Plastic Jetting Bridge Support	(400+200)*200	M	50	270	13500	With clapboard
6	Plastic Jetting Bridge Support	(300+100)*100	M	80	146	11680	With clapboard
7	Plastic Jetting Bridge Support	300*100	M	400	90	36000
8	Plastic Jetting Bridge Support	1000*200	M	50	470	23500
9	Plastic Jetting Bridge Support	600*200	M	80	222	17760
10	Plastic Jetting Bridge Support	(300+300)*200	M	5	270	1350	With clapboard
11	Plastic Jetting Bridge Support	50*50	M	30	22	660
12	Plastic Jetting Bridge Support	200*200	M	6	116	696
13	Horizontal T-junctions of equal diameters	300*200	Section	63	228	14364
14	Horizontal T-junctions of equal diameters	300*100	Section	152	125	19000
15	Horizontal bend of equal diameters	300*200	Section	80	221	17680
16	Horizontal bend of equal diameters	300*100	Section	170	87	14790
17
18
19	Total					996,980

Huapeng (Group) Co., Ltd.
December 28, 2004

Annex 1 of the Contract

Name of the Project: Zhongzheng Building	Unit: Yuan

Sequence Number	Name	Specification	Unit	Quantity
1	Plastic Jetting Bridge Support	300*200	M	1000
2	Plastic Jetting Bridge Support	(200+100)*100	M	1000
3	Plastic Jetting Bridge Support	(250+50)*100	M	400
4	Plastic Jetting Bridge Support	200*100	M	200
5	Plastic Jetting Bridge Support	300*100	M	125
6	Horizontal T-junctions of equal diameters	300*200	Section	50
7	Horizontal T-junctions of equal diameters	300*100	Section	50
8	Horizontal bend of equal diameters	300*200	Section	30
9	Horizontal bend of equal diameters	300*100	Section	40
10
11
12	Total

Annex 2 of the Contract

Name of the Project: Zhongzheng Building	Unit: Yuan

Sequence Number	Name	Specification	Unit	Quantity
1	Plastic Jetting Bridge Support	300*200	M	1000
2	Plastic Jetting Bridge Support	(200+100)*100	M	1000
3	Plastic Jetting Bridge Support	(250+50)*100	M	400
4	Plastic Jetting Bridge Support	200*100	M	200
5	Plastic Jetting Bridge Support	300*100	M	125
6	Total

Annex 3 of the Contract

Name of the Project: Zhongzheng Building	Unit: Yuan

Sequence Number	Name	Specification	Unit	Quantity
1	Plastic Jetting Bridge Support	300*200	M	700
2	Plastic Jetting Bridge Support	(200+100)*100	M	800
3	Plastic Jetting Bridge Support	(250+50)*100	M	400
4	Plastic Jetting Bridge Support	200*100	M	200
5	Plastic Jetting Bridge Support	(400+200)*200	M	50
6	Plastic Jetting Bridge Support	(300+100)*100	M	80
7	Plastic Jetting Bridge Support	300*100	M	150
8	Plastic Jetting Bridge Support	1000*200	M	50
9	Plastic Jetting Bridge Support	600*200	M	80
10	Plastic Jetting Bridge Support	(300+300)*200	M	5
11	Plastic Jetting Bridge Support	50*50	M	30
12	Plastic Jetting Bridge Support	200*200	M	6
13	Horizontal T-junctions of equal diameters	300*200	Section	13
14	Horizontal T-junctions of equal diameters	300*100	Section	102
15	Horizontal bend of equal diameters	300*200	Section	50
16	Horizontal bend of equal diameters	300*100	Section	130
17
18
19	Total